Exhibit 32.1

Section 1350 Certification

STATEMENT FURNISHED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CEO and President of ONLINE-REDEFINED, INC.  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  This Certification accompanies the Annual Report on Form 10-Q of ONLINE-REDEFINED, INC. for the quarter ended September 30, 2013.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of ONLINE-REDEFINED, INC. as of September 30, 2013.

This Certification is executed as of November 19, 2013.

/s/ Dan Faiman

Dan Faiman

CEO and President (principal executive,

financial and accounting officer)